Accrued Liabilities and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2019
Payables And Accruals [Abstract]
Schedule of Accrued Liabilities and Other Liabilities

	As of
Accrued liabilities and other current liabilities	December 31, 2018	December 31, 2019
Accrued advertising and marketing expense	288,782,409	624,684,280
Tax surcharges and other fees(1)	76,151,018	134,003,155
Payables to employees related to net proceeds from share options exercised	—	18,439,722
Accrued professional service fees	6,074,086	4,695,155
Refund from depositary bank (2)	2,597,700	2,640,471
Accrued employee welfare expense	4,709,056	1,547,431
Accrued Series B convertible redeemable preferred shares issuance cost of a subsidiary	—	435,000
Accrued Series A convertible redeemable preferred shares issuance cost of a subsidiary	126,146	—
Others	690,144	2,050,228
	379,130,559	788,495,442
Non-current
Non-refundable incentive payment from depositary bank (2)	9,686,219	7,212,463
Total	388,816,778	795,707,905

(1)

This balance is primarily related to a cultural development fee on the provision of advertising services in the PRC that the Group is subject to. The applicable tax rate was 3% of the net advertising revenues up until June 30, 2019, and was updated to 1.5% effective July 1, 2019.

(2)

The Company received non-refundable incentive payment of USD 1.8 million (RMB 12.5 million) from depositary bank in September 2018. The amount will be recorded ratably as other income over a 5 year arrangement period. For the year ended December 31, 2019, the Company recorded RMB 2.6 million as a reduction in general and administrative expenses.